Registration No. 2-30070
                                                    Registration No. 811-1705
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    | |


           Pre-Effective Amendment No.                                     | |
                                       ----
                                                                           |X|

           Post-Effective Amendment No.  69
                                       ----

                                     AND/OR



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            | |



                                                                           |X|
           Amendment No.  89
                         ----

                        (Check appropriate box or boxes)
                        --------------------------------


                               SEPARATE ACCOUNT A
                                       of
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)
                           --------------------------


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                               (Name of Depositor)
              1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)


        Depositor's Telephone Number, including Area Code: (212) 554-1234
                          ----------------------------



                               ANTOINETTE ROBBINS
                      ASSISTANT VICE PRESIDENT AND COUNSEL

            The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                   (Names and Addresses of Agents for Service)
                        --------------------------------


                  Please send copies of all communications to:
                            PETER E. PANARITES, ESQ.
                         Freedman, Levy, Kroll & Simonds
                    1050 Connecticut Avenue, N.W., Suite 825
                             Washington, D.C. 20036
                        ---------------------------------

         Approximate Date of Proposed Public Offering:  Continuous

         It is proposed that this filing will become effective (check appropriate box):

| |     Immediately upon filing pursuant to paragraph (b) of Rule 485.

| |     On (date) pursuant to paragraph (b) of Rule 485.

|X|     60 days after filing pursuant to paragraph (a)(1) of Rule 485.

| |     On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

| | This post-effective amendment designates a new effective date for previously filed post-effective amendment.
                        ---------------------------------

        Title of Securities Being Registered: Units of Interest in Separate Account under Variable Annuity Contract.

                                      NOTE


This Post Effective Amendment No. 69 ("PEA") to the Form N-4 Registration Statement No. 2-30070 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") and its Separate Account A is being filed solely for the purpose of including in the Registration Statement a supplement to Equitable Life's EQUI-VEST employer sponsored retirement programs Prospectus dated May 1, 2000. The supplement relates to Equitable Life's new series of tax-sheltered annuities. The PEA does not amend or delete the EQUI-VEST Prospectuses or Statements of Additional Information, dated May 1, 2000 as previously supplemented or any other part of the Registration Statement except as specifically noted herein.

(Parts A, B and C of Post Effective Amendment No. 66 and Part C of Post Effective Amendment Nos. 67 to the Form N-4 Registration Statement (File No. 2-30070) filed with the Commission on April 27 and May 19, 2000, respectively, are incorporated by reference.)

EQUI-VEST(R)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS
SERIES 900 TSA ADVANTAGE(SM)

SUPPLEMENT DATED DECEMBER 31, 2000

TO THE EQUI-VEST(R) EMPLOYER-SPONSORED RETIREMENT PROGRAMS
PROSPECTUS DATED MAY 1, 2000
--------------------------------------------------------------------------------

This supplement adds to and modifies certain information contained in the prospectus dated May 1, 2000 for the EQUI-VEST(R)Employer-Sponsored Retirement Programs offered by The Equitable Life Assurance Society of the United States ("Prospectus").

We offer the series 900 TSA Advantage contract to fund certain Section 403(b) plans ("plans") sponsored by Section 501(c)(3) tax-exempt organizations or post-secondary public educational institutions ("employers"). 501(c)(3) organizations include governmental hospitals and healthcare providers that have also received 501(c)(3) designation from the Internal Revenue Service. We will not offer the series 900 TSA Advantage contract to primary or secondary schools. The series 900 TSA Advantage contract is available to plans that meet our requirements regarding the minimum number of plan eligible employees or minimum aggregate plan rollover and direct transfer amounts, as applicable. The series 900 TSA Advantage contract may not currently be available in every state. Equitable's financial professional can provide information about state availability.

Series 900 TSA Advantage is a group variable deferred annuity contract. Either the plan trustee or the employer will be the series 900 TSA Advantage contract owner. Certain rights may be exercised by employees covered under an employer's plan (the "participants"). These rights will be set forth in a certificate provided to each participant. The participant will also be the annuitant. The 12-month period beginning on the participant's certificate date and each 12-month period thereafter is a "certificate year." The "certificate date" is the date we receive a participant's properly completed and signed enrollment form and any other required documents at our processing office. "Contract date" is the date we receive a contract owner's properly completed and signed application and other required documents at our processing office. The 12-month period beginning on a contract date and each 12-month period after that is a "contract year." The end of each 12-month period is the "contract anniversary." Terms and other provisions not defined or modified in this Supplement are the same as in the Prospectus.*

We offer the series 900 TSA Advantage contract to purchasers on the same basis and under the same terms and conditions described in the Prospectus as those that apply to EQUI-VEST Series 100 and 200 contracts, except for certain material differences described in this Supplement. This Supplement should be read together with the Prospectus.

                            -------------------------

See "Tax information" in the Prospectus for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information for TSA contracts.


-----------------------------------
* This Supplement distinguishes between "contract" and "certificate" as well as "contract owner" and "participant" when describing the series 900 TSA Advantage product. The Prospectus does not make these distinctions and generally uses the terms "you" and "your" when referring to the person who has the right and to "contract" when referring to the certificate or contract that includes the right.





130545

We may at some future time, under certain conditions and subject to applicable law, allow a current owner of a series 100, series 200, or series 600 TSA contract to exchange it for a series 900 TSA Advantage contract. An exchange for a series 900 TSA Advantage contract may or may not be advantageous to contract owners or participants, based on all of the circumstances, including a comparison of contractual terms and conditions, and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

Material differences between series 900 TSA Advantage and the provisions of the EQUI-VEST series 100 and 200 contracts described in the Prospectus include the information above as well as the following:

THE FOLLOWING IS ADDED TO "EQUI-VEST EMPLOYER-SPONSORED RETIREMENT PROGRAMS AT A GLANCE - KEY FEATURES" UNDER "FEES AND CHARGES" ON PAGE 11 OF THE PROSPECTUS:

--------------------------------------------------------------------------------

Fees and Charges
Series 900 TSA
Advantage

                    o Separate account charge deducted daily on amounts invested in variable investment options:
                         Varies by group, annual rate ranges between 0% -1.35%

                    o Annual administrative charge: $25 current ($65 maximum) is deducted from each certificate each certificate year

                    o Charge for third-party transfer (such as in the case of a direct rollover to a traditional IRA contract or direct transfer of all or part of a participant's cash value to another 403(b) arrangement):
                         $25 current ($65 maximum) per occurrence per participant

                    o No sales charge deducted at the time contributions are made.

                    o    Withdrawal charge:
                         We deduct a charge equal to 6% of the amount withdrawn from a participant's annuity account value or from a participant's defaulted loan amount in the first six contract years. The total of all withdrawal charges may not exceed 8% of all contributions made by the participant in the first six contract years. Under certain circumstances the withdrawal charge will not apply. They are discussed in "Charges and expenses" later in this Supplement.

                    o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in a participant's state. The charge is generally deducted from the amount applied to an annuity payout option.



                                        2

                            SERIES 900 TSA ADVANTAGE
130545

                    o We deduct a $350 annuity administrative fee from amounts applied to a variable annuity payout option.

                    o Annual expenses of EQ Advisors Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.




--------------------------------------------------------------------------------

THE FOLLOWING TABLE AND EXAMPLES ARE ADDED AFTER "IF YOU ELECT A VARIABLE ANNUITY PAYOUT OPTION:" ON PAGE 18 OF THE PROSPECTUS:

FEE TABLE

--------------------------------------------------------------------------------

The fee table below will help participants and owners understand the various charges and expenses that apply to the series 900 TSA Advantage product. The table reflects charges that the participant will directly incur under the certificate, as well as charges and expenses of the portfolios that the participant bears indirectly. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in a participant's state, may also apply. Also, an annuity administrative fee may apply when a participant's annuity payout option begins. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Supplement.

The guaranteed interest option and fixed maturity options discussed in the Prospectus are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge and any applicable annuity administrative fee do apply to the guaranteed interest and the fixed maturity options. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer or surrender from a fixed maturity option.

SERIES 900 TSA ADVANTAGE CONTRACTS

   -----------------------------------------------------------------------------
   CHARGES WE DEDUCT FROM THE VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
   ANNUAL PERCENTAGE OF DAILY NET ASSETS
   -----------------------------------------------------------------------------

    Separate account charge                            0.0%  to 1.35%(1)
   -----------------------------------------------------------------------------
   CHARGES WE DEDUCT FROM THE ACCOUNT VALUE ON EACH PARTICIPANT DATE ANNIVERSARY
   -----------------------------------------------------------------------------

   Annual administrative charge                        $25 current($65 maximum)
                                                       (per participant)
   -----------------------------------------------------------------------------
   CHARGES WE DEDUCT FROM THE ACCOUNT VALUE AT THE TIME CERTAIN TRANSACTIONS
   ARE REQUESTED
   -----------------------------------------------------------------------------
   Withdrawal charge                                   6% of each withdrawal
                                                       amount (not to exceed 8%
                                                       of contributions) made in
                                                       the first six contract
                                                       years
    Charge for third-party transfer                    $25  current
    or direct rollover                                 ($65 maximum) (per
                                                       occurrence per
                                                       participant)


                                        3

                            SERIES 900 TSA ADVANTAGE

 130545


    EQ ADVISORS TRUST ANNUAL EXPENSES
    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
   -------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL
                                                                                             OTHER             ANNUAL
                                                                                           EXPENSES           EXPENSES
                                                   MANAGEMENT                           (AFTER EXPENSE    (AFTER EXPENSE
                                                    FEES(2)           12B-1 FEE(3)      LIMITATION)(4)   LIMITATION)(3)(5)
   -------------------------------------------------------------------------------------------------------------------------
   Alliance Common Stock                               0.46%             0.25%               0.04%               0.75%
   Alliance Conservative Investors                     0.60%             0.25%               0.07%               0.92%
   Alliance Global                                     0.73%             0.25%               0.09%               1.07%
   Alliance Growth & Income                            0.59%             0.25%               0.05%               0.89%
   Alliance Growth Investors                           0.57%             0.25%               0.05%               0.87%
   Alliance High Yield                                 0.60%             0.25%               0.05%               0.90%
   Alliance Intermediate Government Securities         0.50%             0.25%               0.07%               0.82%
   Alliance International                              0.85%             0.25%               0.20%               1.30%
   Alliance Money Market                               0.34%             0.25%               0.05%               0.64%
   EQ/Alliance Premier Growth                          0.90%             0.25%               0.00%               1.15%
   Alliance Quality Bond                               0.53%             0.25%               0.05%               0.83%
   Alliance Small Cap Growth                           0.75%             0.25%               0.07%               1.07%
   EQ/Alliance Technology                              0.90%             0.25%               0.00%               1.15%
   EQ/AXP New Dimensions                               0.65%             0.25%               0.05%               0.95%
   EQ/AXP Strategy Aggressive                          0.70%             0.25%               0.05%               1.00%
   Calvert Socially Responsible                        0.65%             0.25%               0.15%               1.05%
   Capital Guardian Research                           0.65%             0.25%               0.05%               0.95%
   Capital Guardian U.S. Equity                        0.65%             0.25%               0.05%               0.95%
   EQ/Aggressive Stock                                 0.60%             0.25%               0.04%               0.89%
   EQ/Balanced                                         0.57%             0.25%               0.05%               0.87%
   EQ Equity 500 Index                                 0.25%             0.25%               0.10%               0.60%
   EQ/Evergreen                                        0.65%             0.25%               0.05%               0.95%
   EQ/Evergreen Foundation                             0.60%             0.25%               0.10%               0.95%
   FI /Mid Cap                                         0.70%             0.25%               0.05%               1.00%
   FI Small/Mid Cap Value                              0.75%             0.25%               0.10%               1.10%
   EQ/Janus Large Cap Growth                           0.90%             0.25%               0.00%               1.15%
   MFS Emerging Growth Companies                       0.65%             0.25%               0.10%               1.00%
   MFS Growth with Income                              0.60%             0.25%               0.10%               0.95%
   MFS Research                                        0.65%             0.25%               0.05%               0.95%
   Mercury Basic Value Equity                          0.60%             0.25%               0.10%               0.95%
   Mercury World Strategy                              0.70%             0.25%               0.25%               1.20%
   Morgan Stanley Emerging Markets Equity              1.15%             0.25%               0.35%               1.75%
   EQ/Putnam Balanced                                  0.60%             0.25%               0.05%               0.90%
   EQ/Putnam Growth & Income Value                     0.60%             0.25%               0.10%               0.95%
   T. Rowe Price Equity Income                         0.60%             0.25%               0.10%               0.95%
   T. Rowe Price International Stock                   0.85%             0.25%               0.15%               1.25%


                                        4

                           SERIES 900 TSA ADVANTAGE
 130545

-------
Notes:
(1)For mortality and expense risks, and administrative and financial accounting expenses. A portion of this charge is for providing the death benefit.

(2)The management fees shown reflect revised management fees effective on or about May 1, 2000, which were approved by shareholders, and which cannot be increased without a vote of that portfolio's shareholders.

(3)Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee can be increased in accordance with the terms of the Rule 12b-1 Plan and the Investment Company Act of 1940. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation agreement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation agreement.

(4)The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (5) for any expense limitation agreements. On October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred, had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.

(5)Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited as a percentage of the average daily net assets of each of the following portfolios: 1.75% for Morgan Stanley Emerging Markets Equity; 1.25% for T. Rowe Price International Stock; 1.20% for Mercury World Strategy; 1.15% for EQ/Alliance Premier Growth and EQ/Alliance Technology; 1.10% for FI Small/Mid Cap Value; 1.00% for MFS Emerging Growth Companies; 0.95% for Capital Guardian U.S. Equity, Capital Guardian Research, EQ/Evergreen Foundation, MFS Growth with Income, MFS Research, Mercury Basic Value Equity; EQ/Putnam Growth & Income Value, Mercury Basic Value Equity, MFS Growth with Income, MFS Research, MFS Emerging Growth Companies, T. Rowe Price Equity Income; and 0.90% for EQ/Putnam Balanced. The expense limitations for the EQ/Putnam Growth & Income Value, FI Small/Mid Cap Value, Mercury Basic Value Equity, MFS Growth with Income, MFS Emerging Growth Companies, T. Rowe Price Equity Income and T. Rowe Price International Stock, portfolios reflect an increase effective May 1, 2000. The expense limitation for the EQ/Evergreen portfolio reflects a decrease effective on May 1, 2000. With respect to the EQ/Janus Large Cap Growth and FI Mid Cap portfolios, the expense limitation agreement began on September 1, 2000 and will end on August 30, 2001.

   Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows: 1.00% for Morgan Stanley Emerging Markets Equity; 0.30% for T. Rowe Price International Stock; 0.46% for Mercury World Strategy; 0.23% for EQ/Alliance Premier Growth; 0.10% for EQ/Alliance Technology; 0.24% for FI Small/Mid Cap Value; 0.17% for MFS Emerging Growth Companies; 0.34% for Capital Guardian U.S.

                                        5

                            SERIES 900 TSA ADVANTAGE
 130545

   Equity, 0.47% for Capital Guardian Research, 1.87% for EQ/Evergreen; 1.07% for EQ/Evergreen Foundation, 0.37% for MFS Growth with Income, 0.17% for MFS Research, 0.17% for Mercury Basic Value Equity; 0.16% for EQ/Putnam Growth & Income Value; 0.21% for T. Rowe Price Equity Income; and 0.28% for EQ/Putnam Balanced. Initial seed capital was invested on April 30, 1999 for EQ/Alliance Premier Growth, Capital Guardian U.S. Equity and Capital Guardian Research portfolio and was invested on or about May 1, 2000 for the EQ/Alliance Technology portfolio and therefore expenses have been estimated. Each of the EQ/Janus Large Cap Growth, FI Mid Cap, EQ/AXP Strategy Aggressive and EQ/AXP Dimensions portfolios commenced operations on September 1, 2000 and we have estimated that absent the expense limitation "Other Expenses" for 2000 on an annualized basis for each of the portfolios would be: 0.10% for EQ/Janus Large Cap Growth; and 0.90% for FI Mid Cap, EQ/AXP Strategy Aggressive and EQ/AXP Dimensions.

   Each portfolio may at a later date make a reimbursement to Equitable
   Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limitation determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

   The prospectus for the Class IB shares of EQ Advisor Trust is attached at the end of the Prospectus.

EXAMPLES:  SERIES 900 TSA ADVANTAGE CONTRACTS

For the series 900 TSA Advantage contract, the examples show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a single contribution of $1,000 is invested in one of the variable investment options listed and a 5% annual return is earned on assets in that option.1 The annual administrative charge is based on charges that apply to an average anticipated contract size, resulting in an estimated administrative charge for the purpose of these examples of $1.29 per $1,000. We also assume there is no waiver of the withdrawal charge. Total Separate Account A expenses used to compute the example below are the maximum expenses rather than the lower current expenses. The series 900 TSA Advantage contracts were first offered beginning with the date of this Supplement.

These examples should not be considered a representation of past or future expense for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


IF A CERTIFICATE IS SURRENDERED AT THE END OF EACH PERIOD SHOWN, THE EXPENSES
WOULD BE:
------------------------------------------------------------------------------

                                                        1 Year     3 Years      5 Years    10 Years
                                                        ------     -------      -------    --------
Alliance Common Stock                                   $84.87     $136.63      $191.19     $262.76
Alliance Conservative Investors                          86.55      141.65       199.53      280.59
Alliance Global                                          88.03      146.06       206.84      296.06
Alliance Growth and Income                               86.25      140.76       198.06      277.46
Alliance Growth Investors                                86.05      140.17       197.08      275.37
Alliance High Yield                                      86.35      141.06       198.55      278.50
Alliance Intermediate Government Securities              85.66      138.99       195.12      271.19
Alliance International                                   90.29      152.80       217.95      319.34
Alliance Money Market                                    83.79      133.37       185.76      251.06
EQ/Alliance Premier Growth                               88.91      148.70       211.20      305.23
Alliance Quality Bond                                    85.66      138.99       195.12      271.19
Alliance Small Cap Growth                                88.03      146.06       206.84      296.06
EQ/Alliance Technology                                   88.91      148.70       211.20      305.23
EQ/AXP New Dimensions                                    86.94      142.82       201.48      284.74
EQ/AXP Strategy Aggressive                               87.43      144.30       203.92      289.90



                                        6

                            SERIES 900 TSA ADVANTAGE
 130545


                                                        1 Year     3 Years      5 Years    10 Years
                                                        ------     -------      -------    --------
Calvert Socially Responsible                            $87.93     $145.77      $206.35     $295.04
Capital Guardian Research                                86.94      142.82       201.48      284.74
Capital Guardian U.S. Equity                             86.94      142.82       201.48      284.74
EQ/Aggressive Stock                                      86.25      140.76       198.06      277.46
EQ/Balanced                                              86.05      140.17       197.08      275.37
EQ Equity 500 Index                                      82.90      130.70       181.30      241.39
EQ/Evergreen                                             86.94      142.82       201.48      284.74
EQ/Evergreen Foundation                                  86.94      142.82       201.48      284.74
FI Mid Cap                                               87.43      144.30       203.92      289.90
FI Small/Mid Cap Value                                   88.42      147.23       208.78      300.15
EQ/Janus Large Cap Growth                                88.91      148.70       211.20      305.23
MFS Emerging Growth Companies                            87.43      144.30       203.92      289.90
MFS Growth with Income                                   86.94      142.82       201.48      284.74
MFS Research                                             86.94      142.82       201.48      284.74
Mercury Basic Value Equity                               86.94      142.82       201.48      284.74
Mercury World Strategy                                   89.41      150.17       213.62      310.29
Morgan Stanley Emerging Markets Equity                   94.83      166.18       239.85      364.27
EQ/Putnam Balanced                                       86.45      141.35       199.04      279.55
EQ/Putnam Growth & Income Value                          86.94      142.82       201.48      284.74
T. Rowe Price Equity Income                              86.94      142.82       201.48      284.74
T. Rowe Price International Stock                        89.90      151.63       216.03      315.33

IF A CERTIFICATE IS NOT SURRENDERED AT THE END OF EACH PERIOD SHOWN, THE
EXPENSES WOULD BE:
------------------------------------------------------------------------

Alliance Common Stock                                   $23.27      $71.69      $122.73     $262.76
Alliance Conservative Investors                          25.05       77.04       131.66      280.59
Alliance Global                                          26.62       81.75       139.49      296.06
Alliance Growth and Income                               24.74       76.10       130.09      277.46
Alliance Growth Investors                                24.53       75.47       129.04      275.37
Alliance High Yield                                      24.84       76.41       130.61      278.50
Alliance Intermediate Government Securities              24.11       74.21       126.94      271.19
Alliance International                                   29.04       88.95       151.39      319.34
Alliance Money Market                                    22.11       68.21       116.91      251.06
EQ/Alliance Premier Growth                               27.57       84.57       144.16      305.23
Alliance Quality Bond                                    24.11       74.21       126.94      271.19
Alliance Small Cap Growth                                26.62       81.75       139.49      296.06
EQ/Alliance Technology                                   27.57       84.57       144.16      305.23
EQ/AXP New  Dimensions                                   25.47       78.30       133.75      284.74
EQ/AXP Strategy Aggressive                               25.99       79.87       136.36      289.90
Calvert Socially Responsible                             26.52       81.44       138.97      295.04
Capital Guardian Research                                25.47       78.30       133.75      284.74
Capital Guardian U.S. Equity                             25.47       78.30       133.75      284.74
EQ/Aggressive Stock                                      24.74       76.10       130.09      277.46
EQ/Balanced                                              24.53       75.47       129.04      275.37


                                        7

                            SERIES 900 TSA ADVANTAGE
 130545

                                                        1 Year     3 Years      5 Years    10 Years
                                                        ------     -------      -------    --------
EQ Equity 500 Index                                     $21.17      $65.36      $112.13     $241.39
EQ/Evergreen                                             25.47       78.30       133.75      284.74
EQ/Evergreen Foundation                                  25.47       78.30       133.75      284.74
FI Mid Cap                                               25.99       79.87       136.36      289.90
FI Small/Mid Cap Value                                   27.04       83.01       141.57      300.15
EQ/Janus Large Cap Growth                                27.57       84.57       144.16      305.23
MFS Emerging Growth Companies                            25.99       79.87       136.36      289.90
MFS Growth with Income                                   25.47       78.30       133.75      284.74
MFS Research                                             25.47       78.30       133.75      284.74
Mercury Basic Value Equity                               25.47       78.30       133.75      284.74
Mercury World Strategy                                   28.09       86.13       146.75      310.29
Morgan Stanley Emerging Markets Equity                   33.86      103.23       174.85      364.27
EQ/Putnam Balanced                                       24.95       76.73       131.14      279.55
EQ/Putnam Growth & Income Value                          25.47       78.30       133.75      284.74
T. Rowe Price Equity Income                              25.47       78.30       133.75      284.74
T. Rowe Price International Stock                        28.62       87.70       149.33      315.33

(1)The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount in a single sum instead of as payments under an annuity payout option. See "Accessing your money" in the Prospectus.

IF A PARTICIPANT ELECTS A VARIABLE ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and a participant elects a variable annuity payout option, the expenses shown in the above example of "if a certificate is not surrendered" would, in each case, be increased by $4.34 based on the average amount applied to annuity payout options in 1999. See "Annuity administrative fee" in "Charges and expenses."

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOR EQUI-VEST TSA AND UNIVERSITY TSA CONTRACTS IN THE CHART IN THE SECTION ENTITLED "HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT" ON PAGE 25 OF THE PROSPECTUS:

------------- ------------------------------------------------------------------
CONTRACT      SOURCE OF CONTRIBUTIONS         LIMITATIONS ON CONTRIBUTIONS
TYPE
------------- ------------------------------- ----------------------------------
Series 900    o Employer remitted employee    o Maximum amount of contributions
TSA             salary reduction and/or         subject to tax law formula
Advantage       various types of employer       which varies.
                contributions.

              o Rollovers from another TSA    o Maximum salary reduction
                contract or arrangement or      contribution is $10,500 for
                from a traditional IRA which    2000.
                was a "conduit" for TSA
                funds previously rolled over.

              o Direct transfers from         o Rollover or direct transfer
                another contract                contributions after age 70 1/2
                or arrangement                  must be net of required
                complying with Internal         minimum distributions.
                Revenue Code ("Code")
                Section 403(b) by means of
                IRS Revenue Ruling 90-24.

                                              o Aggregate direct rollover and
                                                direct transfer contributions
                                                must meet Equitable's
                                                anticipated minimum contribution
                                                requirements or meet minimum
                                                plan participation requirements.




                                        8

                            SERIES 900 TSA ADVANTAGE
 130545

THE LAST SENTENCE OF THE SECOND PARAGRAPH UNDER "IRA FUNDING" IN "CONTRACT FEATURES AND BENEFITS" ON PAGE 26 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life accumulation annuities in which a participant has an ownership interest would then total more than $2,500,000.

THE FIRST PARAGRAPH UNDER "OWNER AND ANNUITANT REQUIREMENTS" IN "CONTRACT FEATURES AND BENEFITS" ON PAGE 26 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

For the following employer-funded programs, the employee must be the owner and the annuitant on the contract: SEP-IRA, SARSEP-IRA, SIMPLE-IRA and Annuitant HR-10.


THE FIRST SENTENCE UNDER "SELECTING YOUR INVESTMENT METHOD" ON PAGE 31 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

Contract owners must choose of one of the following two methods under which participants will be able to select investment options.

THE FOLLOWING IS ADDED AT THE END OF THE FIRST PARAGRAPH UNDER "WITHDRAWING YOUR ACCOUNT VALUE" IN "ACCESSING YOUR MONEY" ON PAGE 38 OF THE PROSPECTUS:

For series 900 TSA Advantage, participants may only withdraw amounts from their participant account values that are 100% vested. If the plan contains a vesting schedule for employer contributions, any participant withdrawal requests require contract owner approval. In addition, in many instances when a participant is under age 59 1/2, the participant's ability to withdraw funds from a series 900 TSA Advantage may be limited by the plan and section 403(b) of the Code. For example, amounts attributable to salary reduction contributions may not be withdrawn unless due to a participant's death, disability, separation from service from the employer who provided the funds. Also, a participant may be able to withdraw salary reduction contributions only (that is, no earnings) on account of hardship under federal income tax rules.

THE FOLLOWING IS ADDED AS A NEW SECTION FOLLOWING "WITHDRAWING YOUR ACCOUNT VALUE" IN "ACCESSING YOUR MONEY" ON PAGE 39 OF THE PROSPECTUS:

FORFEITURES. A plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a participant who is not fully vested under a plan separates from service. Participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a participant's cash value and deposit such amount in a forfeiture account. The plan administrator must tell us the unvested balance. We allocate amounts in the forfeiture account to the Alliance Money Market variable investment option, unless otherwise agreed to by the


                                        9

                            SERIES 900 TSA ADVANTAGE
  130545
contract owner and us. Forfeited account values may be reallocated to active plan participants in accordance with the terms of the plan. Special rules apply to how the withdrawal charge will apply when forfeitures have occurred. See "Withdrawal Charge for series 900 TSA Advantage contracts" under "Charges and expenses".

THE FOLLOWING IS ADDED AS THE LAST SENTENCE OF THE FIRST PARAGRAPH UNDER "LOANS UNDER TSA AND CORPORATE TRUSTEED CONTRACTS" IN "ACCESSING YOUR MONEY" ON PAGE 39 OF THE PROSPECTUS:

If the plan contains a vesting schedule for employer contributions, any participant loan requests require contract owner approval.

THE SECTION ON "TERMINATION" UNDER "ACCESSING YOUR MONEY" ON PAGE 40 OF YOUR PROSPECTUS IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

TERMINATION

We may terminate a participant's certificate and pay that participant the certificate cash value if:

(1) a participant's account value is less than $500 and that participant has not made contributions to the certficate for a period of three years;
(2) a participant requests a partial withdrawal that reduces that participant's account value to an amount of less than $500;
(3) a participant has not made any contributions within 120 days from his or her certificate date; or
(4) the plan is no longer qualified under Section 403(b) of the Code and the series 900 TSA Advantage contract is terminated by us;

We will deduct the amount of any outstanding loan balance (including any applicable withdrawal charge), any applicable market value adjustment on amounts allocated to the fixed maturity options and any applicable withdrawal charge from the account value when we terminate a certificate (see "Withdrawal charge for series 900 TSA Advantage contracts," below and "Market value adjustment" under "Fixed maturity options" on page 31 of the Prospectus).

The contract owner may discontinue a series 900 TSA Advantage contract. Discontinuance of a contract means that the contract owner will not permit any further salary deferral or employer contributions to be made to certificates under the contract. If a series 900 TSA Advantage contract is discontinued the contract owner may withdraw any cash value in the forfeiture account, as well as any portion of a participant's certificate cash value that is not vested and:
(i) transfer such amounts to another 403(b) arrangement ("employer-designated funding vehicle"); or (ii) transfer or distribute those funds in any other manner permitted under section 403(b) of the Code. If a series 900 TSA Advantage contract is discontinued, the participant may withdraw any portion of the cash value in the certificate that is vested and: (i) directly transfer such cash value to the employer-designated funding vehicle or permit the contract owner to do so; (ii) directly transfer such amounts to a traditional IRA, if permitted under federal




                                       10

                            SERIES 900 TSA ADVANTAGE

 130545
tax law; (iii) retain such amounts, if permitted under federal tax law; or (iv) maintain his or her certificate with us. In this case, amounts in the certificate will continue to be subject to withdrawal charges based upon the contract owner's original withdrawal charge schedule.

A series 900 TSA Advantage contract may only be terminated after all participant certificates under the contract are terminated.

THE FOLLOWING IS ADDED AFTER THE INFORMATION UNDER "VARIABLE ANNUITY ADMINISTRATIVE FEE" ON PAGE 49 OF THE PROSPECTUS:

CHARGES AND EXPENSES

--------------------------------------------------------------------------------

CHARGES UNDER SERIES 900 TSA ADVANTAGE CONTRACTS

CHARGE AGAINST THE SEPARATE ACCOUNT

   We deduct this charge against the assets in the separate account to compensate us for mortality and expense risks, as well as administrative and financial accounting expenses under the contract. The charge is deducted daily at an annual rate that varies by can vary by group between 0% to 1.35% of daily net assets attributable to all of the certificates under the group contract. Differences in this charge are due to variations in group characteristics including:

    -- the factors on which the mortality and expense risks charge and administration charges are based,

    -- the extent to which certain administrative functions in connection with the series 900 TSA contracts are to be performed by us or by the contract owner,

    -- the expected average certificate size, and

    -- the expected number of participants

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. A participant's certificate will set forth the applicable separate account charge. The administrative charge along with the annual administrative charge described below, compensates us for the administrative services we perform under the contracts and certificates.


                                       11

                            SERIES 900 TSA ADVANTAGE
  130545

We will determine the separate account charge pursuant to our established actuarial procedures, and will not discriminate unreasonably or unfairly against owners of certificates under any series 900 TSA Advantage contracts.

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from each participant's annuity account value on the last day of each certificate year. We will deduct a pro rata portion of the charge if a participant surrenders the certificate, the annuitant elects an annuity payout option, or dies during the certificate year. The charge is currently equal to $25.

We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We reserve the right to deduct this charge on a quarterly, rather than annual basis.

CHARGE FOR THIRD-PARTY TRANSFER OR ROLLOVER

We deduct a charge for third-party transfer (such as in the case of a direct transfer to another TSA arrangement or a direct rollover to a traditional IRA contract). This charge is currently $25 ($65 maximum) per occurrence per participant. In addition, this charge will be imposed on each third-party transfer out of the contract's forfeiture account into another 403(b) funding vehicle. This charge does not apply to reallocations from the forfeiture account to participant annuity accounts under the contract.

WITHDRAWAL CHARGE FOR SERIES 900 TSA ADVANTAGE CONTRACTS

A withdrawal charge will apply during the first 6 contract years if: (i) a participant transfers any certificate cash value to another annuity contract, employer designated funding vehicle or other funding vehicle permitted under the tax law; (ii) a participant has an outstanding loan that is defaulted; (iii) the certificate is terminated; and (iv) a contract owner discontinues the contract and transfers amounts to another 403(b) employer-designated funding vehicle or transfers or distributes amounts in any other manner permitted under section 403(b) of the Code. In instances where a withdrawal charge applies, other than where the certificate is terminated, in order to give a participant the exact dollar amount of the withdrawal requested, we deduct the amount of the withdrawal and the amount of the withdrawal charges from the participant's account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the amount of the withdrawal and the withdrawal charge pro rata from the variable investment options and from the guaranteed investment option. If these amounts are insufficient we will make up the required amounts from the fixed maturity options in order of the earliest maturities date(s). If we make up the required amounts from the fixed maturity options, a market value adjustment will apply. In the case of a certificate termination, we will pay the account value after the withdrawal charge has been imposed (cash value).

The withdrawal charge is equal to 6% of the amount withdrawn from a participant's annuity account value, or the defaulted loan amount. The total of all withdrawal charges will never exceed 8% of all contributions made by the participant during the first six contract years.




                                       12

                            SERIES 900 TSA ADVANTAGE

 130545

FORFEITED ANNUITY ACCOUNT VALUE. If a portion of a participant's annuity account value is forfeited under the terms of the plan, a withdrawal charge will only be assessed against the vested contribution amounts. If the contract owner withdraws the forfeited amount from the contract, a withdrawal charge will be imposed at that time.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge, determined by us, designed to approximate certain taxes that may be imposed on us, such as premium taxes in a participant's state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 1%.

VARIABLE ANNUITY ADMINISTRATIVE FEE

We deduct a fee of up to $350 from the amount to purchase a variable annuity payout option.

CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o   Investment advisory fees ranging from 0.25% to 1.15%.
o   12b-1 fees of 0.25% for Class IB shares.
o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.
o   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following the Prospectus.

THE FIRST BULLET UNDER "CONTRIBUTIONS TO TSAS" IN "TAX INFORMATION" ON PAGE 53 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

o annual contributions made through the employer's payroll, which may include a participant's salary reduction contributions and employer contributions. Some employer contributions may be subject to forfeiture under an employer's plan.



                                       13

                            SERIES 900 TSA ADVANTAGE
 130545

THE FOURTH SENTENCE UNDER "ANNUAL CONTRIBUTIONS" IN "TAX INFORMATION" ON PAGE 53 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

However, a TSA can also be wholly or partially funded through non-elective employer contributions or contributions treated as after-tax employee contributions.

THE FOLLOWING IS ADDED TO END OF THE FIRST BULLET UNDER "ANNUAL CONTRIBUTIONS" IN "TAX INFORMATION" ON PAGE 54 OF THE PROSPECTUS:

Employer contributions subject to forfeiture are not taken into account until vested for this formula. Therefore, previously contributed funds may affect the amount available to be contributed under this formula.

THE FOLLOWING IS ADDED TO THE END OF THE SECOND BULLET UNDER "ANNUAL CONTRIBUTIONS" IN "TAX INFORMATION" ON PAGE 54 OF THE PROSPECTUS:

Employer contributions subject to forfeiture are taken into account under this formula.

THE FIRST SENTENCE UNDER "ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS" IN "TAX INFORMATION" ON PAGE 54 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

Rollover contributions to the EQUI-VEST TSA contract from TSAs under Section 403(b) of the Internal Revenue Code from a Section 403(b) (7) custodial account or from an IRA to which only prior TSA distributions were rolled over may be made.

THE SECOND SENTENCE UNDER "ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS" IN "TAX INFORMATION" ON PAGE 54 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

A transfer occurs when changing the funding vehicle of a 403(b) arrangement.

THE LAST PARAGRAPH UNDER "ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS" IN "TAX INFORMATION" ON PAGE 54 OF THE PROSPECTUS IS DELETED IN ITS ENTIRETY.

THE SECOND SENTENCE UNDER "DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS -- WITHDRAWAL RESTRICTIONS" ON PAGE 55 OF THE PROSPECTUS, IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

These restrictions apply to salary reduction or elective deferral contributions and earnings on those contributions and also apply to all amounts that were ever invested in a 403(b)(7) custodial account and transferred to this contract in a Revenue Ruling 90-24 direct transfer. The plan may also impose withdrawal restrictions on employer contributions and related earnings.




                                       14

                            SERIES 900 TSA ADVANTAGE
 130545

THE SECOND PARAGRAPH UNDER "DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS -- WITHDRAWAL RESTRICTIONS" ON PAGE 55 OF THE PROSPECTUS, IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

For amounts that were directly transferred to this contract in a Revenue Ruling 90-24 transfer from another annuity contract, these withdrawal restrictions may not apply to 403(b) account values attributable to salary reduction contributions to the contract and earnings on December 31, 1988 or to account values attributable to employer contributions.

THE LAST SENTENCE OF THE LAST PARAGRAPH UNDER "TAX TREATMENT OF DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS" ON PAGE 55 OF THE PROSPECTUS, IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

Since we do not track investments in the contract, if any, it is the participant's responsibility to determine how much of the distributions, if any, is taxable.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE

Pages 77 and 78 of the Prospectus describe certain measurements of investment performance of the variable investment options and/or the portfolios in which they invest. The tables following this discussion may be of general interest. Since charges under the series 900 TSA Advantage contract as well as the series of contracts described in the Prospectus vary, the tables on pages 79-87 of the Prospectus assume for each charge included the highest that might apply. Charges under the series 900 TSA Advantage contract are lower than the charges used in computing the investment performance in the Prospectus tables.




                                       15

                            SERIES 900 TSA ADVANTAGE

 130545

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 31st day of October, 2000.




                                          SEPARATE ACCOUNT A OF
                                          THE EQUITABLE LIFE ASSURANCE SOCIETY
                                          OF THE UNITED STATES
                                          (Registrant)

                                          By:    The Equitable Life Assurance
                                                 Society of the United States


                                          By:  /s/ Robin Wagner
                                               -------------------------
                                                   Robin Wagner
                                                   Vice President and Counsel
                                                   The Equitable Life Assurance
                                                   Society of the United States

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 31st day of October, 2000.


                                           THE EQUITABLE LIFE ASSURANCE SOCIETY
                                                  OF THE UNITED STATES
                                                       (Depositor)


                                           By: /s/ Robin Wagner
                                               ------------------------
                                                   Robin Wagner
                                                   Vice President and Counsel
                                                   The Equitable Life Assurance
                                                   Society of the United States


         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:


*Michael Hegarty                           President, Chief Operating Officer
                                           and Director

*Edward D. Miller                          Chairman of the Board,
                                           Chief Executive Officer and Director
PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board,
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:


*Alvin H. Fenichel                         Senior Vice President and Controller



*DIRECTORS:

Francoise Colloc'h        Donald J. Greene            George T. Lowy
Henri de Castries         John T. Hartley             Edward D. Miller
Joseph L. Dionne          John H.F. Haskell, Jr.      Didier Pineau-Valencienne
Denis Duverne             Michael Hegarty             George J. Sella, Jr.
Jean-Rene Fourtou         Mary R. (Nina) Henderson    Peter J. Tobin
Norman C. Francis         W. Edwin Jarmain            Stanley B. Tulin
                                                      Dave H. Williams





*By: /s/ Robin Wagner
    -------------------------
        Robin Wagner
        Attorney-in-Fact
        October 31, 2000